Exhibit 10.12E

                              AMENDMENT NUMBER FIVE
                         TO LOAN AND SECURITY AGREEMENT

                  This AMENDMENT NUMBER FIVE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of February 12, 2002, among the lenders identified on the signature pages hereof (the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (the "Agent"), THE 3DO COMPANY, a California corporation ("Borrower"), THE 3DO COMPANY, a Delaware corporation ("Parent"), and 3DO EUROPE, LTD., a company incorporated under the laws of England ("UK Sub"), with reference to the following:

                  WHEREAS, the Obligors have previously entered into that certain Loan and Security Agreement, dated as of April 6, 2000, as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of June 9, 2000, by that certain Amendment Number Two to Loan and Security Agreement, dated as of September 18, 2000, by that certain Amendment Number Three to Loan and Security Agreement, dated as of December 1, 2000, and by that certain Amendment Number Four to Loan and Security Agreement, dated as of August 14, 2001 (as so modified and as otherwise heretofore amended, modified or supplemented from time to time, the "Agreement"), with the Lender Group, pursuant to which the Lender Group has made certain loans and financial accommodations available to the Obligors. Terms used herein without definitions shall have the meanings ascribed to them in the Agreement;

                  WHEREAS, the Obligors have requested that Agent and the Lenders amend the Agreement in accordance with the terms and conditions hereof; and

                  WHEREAS, Agent and the Lenders are willing to amend the Agreement in accordance with the terms and conditions hereof.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Amendments To The Agreement.

                           (a) Section 1.1 of the Agreement is hereby amended by
amending and restating the definition of "Tangible Net Worth" in its entirety to read as follows:

                           "Tangible  Net  Worth"  means,  as  of  any  date  of
determination, the amount equal to (a) all assets of Parent and its Subsidiaries, minus (b) all liabilities of Parent and its Subsidiaries, minus
(c) all Intangible Assets of Parent and its Subsidiaries, determined on a consolidated basis according to GAAP.

                           (b)  Section  7.19(a)  of  the  Agreement  is  hereby
amended and restated in its entirety to read as follows:

                                    (a)  Tangible  Net Worth.  Fail to  maintain
Tangible Net Worth of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:


     ------------------------------- -----------------------------
          Measurement Date                Tangible Net Worth
     ------------------------------- -----------------------------
            November 2001                    $34,500,000
     ------------------------------- -----------------------------
            December 2001                    $26,500,000
     ------------------------------- -----------------------------
            January 2002                     $23,000,000
     ------------------------------- -----------------------------
            February 2002                    $20,500,000
     ------------------------------- -----------------------------
             March 2002                      $22,000,000
     ------------------------------- -----------------------------


         2. Conditions Precedent to Amendment. The satisfaction of each of the following, unless waived or deferred by Agent in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

                 (a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;

                 (b) Agent shall have received a certificate from the Secretary of each Obligor attesting to the incumbency and signatures of authorized officers of such Obligor and to the resolutions of such Obligor's Board of Directors authorizing its execution and delivery of this Amendment, the performance of its obligations under this Amendment and the Agreement as amended by this Amendment, and authorizing specific officers of such Obligor to execute and deliver the same;

                 (c) The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                 (d) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof, or shall result from the consummation of the transactions contemplated herein;

                 (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Agent or any of the Lenders or Obligors;

                 (f) Agent shall have received, for the ratable benefit of the Lenders, an amendment fee in the amount of $10,000.00; and

                 (g) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent and its counsel.

         3. Representations and Warranties. Each Obligor hereby represents and warrants to the Lender Group that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute such Obligor's legal, valid, and binding obligation, enforceable against such Obligor in accordance with its terms, and (c) this Amendment has been duly executed and delivered by such Obligor.

         4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

         5. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

         6. Effect on Loan Documents.

                 (a) The Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent or any Lender under the Agreement, as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

                 (b) Upon and after the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement, and each reference in the other Loan Documents to "the Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as modified and amended hereby.

                 (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Agreement as modified or amended hereby.

         7. Further Assurances. The Obligors shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent may reasonably request from time to time, to perfect and maintain the perfection and priority of Agent's or any Lender's security interests in the Collateral and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

         8. Entire Agreement. This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.





                            [Signature page follows]

                  IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                               THE 3DO COMPANY,
                               a California corporation


                               By /s/ James Alan Cook
                                  ---------------------------------------------

                               Title:  Exec. Vice President
                                       ----------------------------------------


                               THE 3DO COMPANY,
                               a Delaware corporation


                               By /s/ James Alan Cook
                                  ----------------------------------------------

                               Title:  Secretary
                                       -----------------------------------------


                               3DO EUROPE, LTD.,
                               a corporation organized under the laws of England


                               By /s/ James Alan Cook
                                  ----------------------------------------------

                               Title:  Director
                                       -----------------------------------------


                               FOOTHILL CAPITAL CORPORATION,
                               a California corporation


                               By   Sheri Fenenbock
                                    --------------------------------------------

                               Title:  Vice President
                                       -----------------------------------------